BRIDGE BUILDER TRUST

Bridge Builder International Equity Fund (the “Fund”)

Supplement dated July 29, 2022

to the Summary Prospectus dated October 28, 2021, as supplemented

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Stephen Paice is added as a portfolio manager of the portion of the assets of the Fund managed by Baillie Gifford Overseas Limited (“Baillie Gifford Overseas’ Allocated Portion of the Fund”), and Moritz Sitte no longer serves as a portfolio manager of Baillie Gifford Overseas’ Allocated Portion of the Fund. Joe Faraday, Iain Campbell, Sophie Earnshaw and Milena Mileva continue to serve as portfolio managers of Baillie Gifford Overseas’ Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “Baillie Gifford Overseas” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with Baillie Gifford Overseas	Length of Service to the Fund
Joe Faraday	Investment Manager	Since Inception
Iain Campbell	Investment Manager	Since Inception
Sophie Earnshaw	Investment Manager	Since September 2018
Milena Mileva	Investment Manager	Since May 2022
Stephen Paice	Investment Manager	Since July 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE